                                                                               .
                                                                               .
                                                                               .


                                                                      EXHIBIT 20


                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
Collection Period                                                                                                    14
Collection Period # Beginning Date                                                                          Mar-01-2005
Collection Period # End Date                                                                                Mar-31-2005
Distribution Date                                                                                           Apr-15-2005

I.   Available Amount in the Certificate Account
A.   Credits
              1.  Payments from Obligors Applied to Collection Period
                         a.  Scheduled Principal Payments                                                $11,748,914.68
                         b.  Prepaid Principal Payments                                                   $9,782,214.06
                         c.  Total Principal Payments                                                    $21,531,128.74
                         d.  Interest Payments                                                            $3,219,283.89
                         e.  Total (c+d)                                                                 $24,750,412.63
              2.  Repurchase Amount From Repurchased Receivable
                         a.  Principal Payments                                                                   $0.00
                         b.  Interest Payments                                                                    $0.00
                         c.  Total (a+b)                                                                          $0.00
              3.  Recovery of Defaulted Receivable
                         a.  Gross Loan Default Balance                                                   $1,225,289.25
                         b.  Net Liquidation Proceeds                                                       $443,856.09
                         c.  Other Net Recovery Amount                                                       $95,275.95
                         d.  Liquidation Proceeds Allocated to Principal                                    $443,856.09
                         e.  Net Loan Default Balance                                                       $781,433.16
                         f.  Other Net Recovery Allocated to Principal                                       $94,935.44
                         g.  Total Principal Recovery Amount                                                $538,791.53
                         h.  Net Liquidation Proceeds Allocated to Interest                                       $0.00
                         i.  Other Net Recovery Allocated to Interest                                           $340.51
                         j.  Total Interest Recovery Amount                                                     $340.51
                         k.  Net Principal loss                                                             $686,497.72
              4.  Advance by Servicer                                                                             $0.00
              5.  Investment Earnings on Reserve Account (as of month end)                                   $21,465.04
              6.  Payment for Optional Prepayment at Call Date                                                    $0.00
              7.  Total Credits (sum 1 through 6)                                                        $25,311,009.71
B.   Total Collections                                                                                   $25,311,009.71
              1.  Available Interest Collections                                                          $3,241,089.44
              2.  Available Principal Collections                                                        $22,069,920.27

II.  Receivable Pool Balance
A.   Original Principal Pool Balance plus deposit in Prefunding Account                                 $862,455,978.42
B.   Principal Pool Balance as of the Beginning of the Collection Period                                $586,243,092.55
C.   Principal Pool Balance as of the End of the Collection Period                                      $563,486,674.56

III. Note Principal Balances For the Collection Period
A.   Class A Notes
              1.  Beginning Class A-1 Balance                                                                     $0.00
              2.  Ending Class A-1 Balance                                                                        $0.00
              3.  Beginning Class A-2 Balance                                                           $105,593,723.24
              4.  Ending Class A-2 Balance                                                               $84,414,430.70
              5.  Beginning Class A-3 Balance                                                           $240,000,000.00
              6.  Ending Class A-3 Balance                                                              $240,000,000.00
              7.  Beginning Class A-4 Balance                                                           $200,020,000.00
              8.  Ending Class A-4 Balance                                                              $200,020,000.00
B .  Class B Notes
              1.  Beginning Class B Balance                                                              $31,391,075.57
              2.  Ending Class B Balance                                                                 $30,172,556.41
C.   Class C Notes
              1.  Beginning Class C Balance                                                               $9,238,293.33
              2.  Ending Class C Balance                                                                  $8,879,687.03

IV.  Reserve Account Balance For the Collection Period
A.   Initial Reserve Account Deposit
B.   Beginning Reserve Account Balance                                                                   $10,780,699.73
C.   Ending Reserve Account Balance                                                                      $10,780,699.73

V.   Summary of Cash Disbursements
A.   Available Collections                                                                               $25,311,009.71

                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
B.   Withdrawals from Reserve Account                                                                             $0.00
C.   Total Available Collections                                                                         $25,311,009.71
D.   Reimbursement of Advance                                                                                     $0.00
E.   Payment of Servicing Fee                                                                               $488,535.91
F.   Interest paid to Class A-1 Notes                                                                             $0.00
G.   Interest paid to Class A-2 Notes                                                                       $131,992.15
H.   Interest paid to Class A-3 Notes                                                                       $422,000.00
I.   Interest paid to Class A-4 Notes                                                                       $480,048.00
J.   Interest paid to Class B Notes                                                                          $64,090.11
K.   Interest paid to Class C Notes                                                                          $23,018.75
L.   Principal paid to Class A-1 Notes                                                                            $0.00
M.   Principal paid to Class A-2 Notes                                                                   $21,179,292.54
N.   Principal paid to Class A-3 Notes                                                                            $0.00
O.   Principal paid to Class A-4 Notes                                                                            $0.00
P.   Principal paid to Class B Notes                                                                      $1,218,519.15
Q.   Principal paid to Class C Notes                                                                        $358,606.30
R.   Remaining Available Collections                                                                        $944,906.80
S.   Deposit from Remaining Available Collections to fund Reserve Account                                         $0.00
T.   Remaining Available Collections Released to Depositor                                                  $944,906.80

VI.  Scheduled Monthly Interest Distribution
A.   Available Collections                                                                               $25,311,009.71

B.   Reimbursement of Advance
              1.   Prior Advance Outstanding                                                                      $0.00
              2.   Reimbursement of Prior Advance Outstanding from Interest Collections                           $0.00
              3.   Remaining Prior Advance Outstanding                                                            $0.00
              4.   Reimbursement of Prior Advance Outstanding from Reserve Account                                $0.00
              5.   Remaining Prior Advance Outstanding                                                            $0.00
              6.   Current Advance                                                                                $0.00
              7.   Total Advance Outstanding for the Period                                                       $0.00

C.   Total Reimbursement of Advance paid                                                                          $0.00

D.   Remaining Available Collections                                                                     $25,311,009.71

E.   Servicing Fee
              1.   Current Servicing Fee Accrued                                                            $488,535.91
              2.   Unpaid Servicing Fees From Prior Collection Periods                                            $0.00
              3.   Total Servicing Fee Due                                                                  $488,535.91
              4.   Payment of Servicing Fee from Interest Collections                                       $488,535.91
              5.   Payment of Servicing Fee from Reserve Account                                                  $0.00
              6.   This period unpaid Servicing Fee                                                               $0.00

F.   Total Servicing Fee paid                                                                               $488,535.91

G.   Remaining Available Collections                                                                     $24,822,473.80

H.   Class A Interest Distribution Amount
              1.1. Class A-1 Coupon Rate                                                                           1.10%
              1.2. Class A-1 Monthly Interest                                                                     $0.00
              1.3. Class A-1 Interest Carryover Shortfall                                                         $0.00
              1.4. Class A-1 Interest on Interest Carryover Shortfall                                             $0.00
              1.5. Class A-1 Interest Distributable Amount                                                        $0.00
              1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections                   $0.00
              1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                        $0.00
              1.8  This period Class A-1 Interest Carryover Shortfall                                             $0.00

              2.1. Class A-2 Coupon Rate                                                                           1.50%
              2.2. Class A-2 Monthly Interest                                                               $131,992.15
              2.3. Class A-2 Interest Carryover Shortfall                                                         $0.00
              2.4. Class A-2 Interest on Interest Carryover Shortfall                                             $0.00
              2.5. Class A-2 Interest Distributable Amount                                                  $131,992.15
              2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections             $131,992.15
              2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                        $0.00
              2.8. This period Class A-2 Interest Carryover Shortfall                                             $0.00

                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
              3.1. Class A-3 Coupon Rate                                                                           2.11%
              3.2. Class A-3 Monthly Interest                                                               $422,000.00
              3.3. Class A-3 Interest Carryover Shortfall                                                         $0.00
              3.4. Class A-3 Interest on Interest Carryover Shortfall                                             $0.00
              3.5. Class A-3 Interest Distributable Amount                                                  $422,000.00
              3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections             $422,000.00
              3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                        $0.00
              3.8. This period Class A-3 Interest Carryover Shortfall                                             $0.00

              4.1. Class A-4 Coupon Rate                                                                           2.88%
              4.2. Class A-4 Monthly Interest                                                               $480,048.00
              4.3. Class A-4 Interest Carryover Shortfall                                                         $0.00
              4.4. Class A-4 Interest on Interest Carryover Shortfall                                             $0.00
              4.5. Class A-4 Interest Distributable Amount                                                  $480,048.00
              4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections             $480,048.00
              4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                        $0.00
              4.8. This period Class A-4 Interest Carryover Shortfall                                             $0.00

I.   Total Interest paid to Class A Notes                                                                 $1,034,040.15

J.   First Priority Principal Distribution Amount                                                                 $0.00

K.   Remaining Available Collections                                                                     $23,788,433.65

L.   Class B Interest Distribution Amount
              1.   Class B Coupon Rate                                                                             2.45%
              2.   Class B Monthly Interest                                                                  $64,090.11
              3.   Class B Interest Carryover Shortfall                                                           $0.00
              4.   Class B Interest on Interest Carryover Shortfall                                               $0.00
              5.   Class B Interest Distributable Amount                                                     $64,090.11
              6.   Payment of Class B Interest Distributable Amount from Interest Collections                $64,090.11
              7.   Payment of Class B Interest Distributable Amount from Reserve Account                          $0.00
              8.   This period Class B Interest Carryover Shortfall                                               $0.00

M.   Total Interest paid to Class B Notes                                                                    $64,090.11

N.   Second Priority Principal Distribution Amount                                                       $13,518,124.24

O.   Remaining Available Collections                                                                     $10,206,219.30

P.   Class C Interest Distribution Amount
              1.   Class C Coupon Rate                                                                             2.99%
              2.   Class C Monthly Interest                                                                  $23,018.75
              3.   Class C Interest Carryover Shortfall                                                           $0.00
              4.   Class C Interest on Interest Carryover Shortfall                                               $0.00
              5.   Class C Interest Distributable Amount                                                     $23,018.75
              6.   Payment of Class C Interest Distributable Amount from Interest Collections                $23,018.75
              7.   Payment of Class C Interest Distributable Amount from Reserve Account                          $0.00
              8.   This period Class C Interest Carryover Shortfall                                               $0.00

Q.   Total Interest paid to Class C Notes                                                                    $23,018.75

R.   Total Interest paid from Reserve Account                                                                     $0.00

S.   Remaining Available Collections                                                                     $10,183,200.55

VII. Scheduled Monthly Principal Distributions
A.   Principal Distribution Amount
              1.   Available Principal Collections                                                       $22,069,920.27
              2.   Net Principal Losses                                                                     $686,497.72
              3.   Total (1 + 2)                                                                         $22,756,417.99

B.   Total Available Collections
              1.   Remaining Available Collections                                                       $10,183,200.55
              2.   First and Second Priority Principal Distribution Amount                               $13,518,124.24
              3.   Total (1 + 2)                                                                         $23,701,324.79

                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
C.   Principal Distribution Amount Triggers
              1.   Average Three Period Charge Off Rate                                                            1.34%
              2.   Charge Off Rate Trigger                                                                         4.50%
              3.   Principal Distribution Amount Trigger Status                                                    Pass

D.   Principal Distribution Amounts
              1.   Class A-1 Principal Distribution Amount                                                        $0.00
              2.   Class A Principal Distribution Amount                                                 $21,179,292.54
              3.   Class B Principal Distribution Amount                                                  $1,218,519.15
              4.   Class C Principal Distribution Amount                                                    $358,606.30

E.   Class A Principal Distribution Amount
              1.1. Beginning Class A-1 Principal Balance                                                          $0.00
              1.2. Class A-1 Monthly Principal                                                                    $0.00
              1.3. Class A-1 Principal Carryover Shortfall                                                        $0.00
              1.4. Total Class A-1 Principal Distribution Amount                                                  $0.00
              1.5. Payment of Class A-1 Principal Distribution Amount from Available Collections                  $0.00
              1.6. Payment of Class A-1 Principal Distribution Amount from Reserve Account                        $0.00
              1.7. Class A-1 Principal Carryover Shortfall for the Period                                         $0.00
              1.8. Ending Class A-1 Principal Balance                                                             $0.00

              2.1. Beginning Class A-2 Principal Balance                                                $105,593,723.24
              2.2. Class A-2 Monthly Principal                                                           $21,179,292.54
              2.3. Class A-2 Principal Carryover Shortfall                                                        $0.00
              2.4. Total Class A-2 Principal Distribution Amount                                         $21,179,292.54
              2.5. Payment of Class A-2 Principal Distribution Amount from Available Collections         $21,179,292.54
              2.6. Payment of Class A-2 Principal Distribution Amount from Reserve Account                        $0.00
              2.7. Class A-2 Principal Carryover Shortfall for the Period                                         $0.00
              2.8. Ending Class A-2 Principal Balance                                                    $84,414,430.70

              3.1. Beginning Class A-3 Principal Balance                                                $240,000,000.00
              3.2. Class A-3 Monthly Principal                                                                    $0.00
              3.3. Class A-3 Principal Carryover Shortfall                                                        $0.00
              3.4. Total Class A-3 Principal Distribution Amount                                                  $0.00
              3.5. Payment of Class A-3 Principal Distribution Amount from Available Collections                  $0.00
              3.6. Payment of Class A-3 Principal Distribution Amount from Reserve Account                        $0.00
              3.7. Class A-3 Principal Carryover Shortfall for the Period                                         $0.00
              3.8. Ending Class A-3 Principal Balance                                                   $240,000,000.00

              4.1. Beginning Class A-4 Principal Balance                                                $200,020,000.00
              4.2. Class A-4 Monthly Principal                                                                    $0.00
              4.3. Class A-4 Principal Carryover Shortfall                                                        $0.00
              4.4. Total Class A-4 Principal Distribution Amount                                                  $0.00
              4.5. Payment of Class A-4 Principal Distribution Amount from Available Collections                  $0.00
              4.6. Payment of Class A-4 Principal Distribution Amount from Reserve Account                        $0.00
              4.7. Class A-4 Principal Carryover Shortfall for the Period                                         $0.00
              4.8. Ending Class A-4 Principal Balance                                                   $200,020,000.00

F.   Total Principal paid to Class A Notes from Available Collections                                    $21,179,292.54

G.   Remaining Available Collections                                                                      $2,522,032.25

H.   Class B Principal Distribution Amount
              1.   Beginning Class B Principal Balance                                                   $31,391,075.57
              2.   Class B Monthly Principal                                                              $1,218,519.15
              3.   Class B Principal Carryover Shortfall                                                          $0.00
              4.   Total Class B Principal Distribution Amount                                            $1,218,519.15
              5.   Payment of Class B Principal Distribution Amount from Available Collections            $1,218,519.15
              6.   Payment of Class B Principal Distribution Amount from Reserve Account                          $0.00
              7.   Class B Principal Carryover Shortfall for the Period                                           $0.00
              8.   Ending Class B Principal Balance                                                      $30,172,556.41

I.   Total Principal paid to Class B Notes                                                                $1,218,519.15

J.   Class C Principal Distribution Amount
              1.   Beginning Class C Principal Balance                                                    $9,238,293.33
              2.   Class C Monthly Principal                                                                $358,606.30

                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
              3.   Class C Principal Carryover Shortfall                                                          $0.00
              4.   Total Class C Principal Distribution Amount                                              $358,606.30
              5.   Payment of Class C Principal Distribution Amount from Available Collections              $358,606.30
              6.   Payment of Class C Principal Distribution Amount from Reserve Account                          $0.00
              7.   Class C Principal Carryover Shortfall for the Period                                           $0.00
              8.   Ending Class C Principal Balance                                                       $8,879,687.03

K.    Total Principal paid to Class C Notes                                                                 $358,606.30

L.    Total Principal paid from Reserve Account                                                                   $0.00

M.    Remaining Available Collections                                                                       $944,906.80

VIII. Required Reserve Account Amount for Next Distribution Date
A.    Reserve Account Required Amount.
              Required Amount is equal to the lesser of:
              - 1.250% of Initial Pool Balance; and                                                               $0.00
              - the greater of 1.00% of Initial Pool Balance, and 2.00% of Current Pool Balance; and
              - the Ending Note Balance

B.    Required Reserve Account Amount for Next Period                                                             $0.00

C.    Remaining Available Collections                                                                       $944,906.80

D.    Reserve Account Activity
              1.   Beginning Reserve Account Balance                                                     $10,780,699.73
              2.   Withdrawal from Reserve Account to pay Servicer Advance                                        $0.00
              3.   Withdrawal from Reserve Account to pay Servicing Fee                                           $0.00
              4.   Withdrawal from Reserve Account to pay Class A Interest                                        $0.00
              5.   Withdrawal from Reserve Account to pay Class B Interest                                        $0.00
              6.   Withdrawal from Reserve Account to pay Class C Interest                                        $0.00
              7.   Withdrawal from Reserve Account to pay Class A Principal                                       $0.00
              8.   Withdrawal from Reserve Account to pay Class B Principal                                       $0.00
              9.   Withdrawal from Reserve Account to pay Class C Principal                                       $0.00
              10.  Deposit from Remaining Available Collections to fund Reserve Account                           $0.00
              11.  Residual Cashflow to Certificate Holder                                                  $944,906.80
              12.  Ending Reserve Account Balance                                                        $10,780,699.73

IX.   Delinquency and Default Information
A.    Automobiles Delinquency Information
              Delinquency                                                                                     Principal
               0 -29 days (Current)                                                                     $555,626,096.81
              30 -59 days                                                                                 $5,868,857.36
              60 -89 days                                                                                 $1,235,521.84
              91-119 days                                                                                   $696,442.81
              120+ days                                                                                      $59,755.74
              Total                                                                                       $7,860,577.75

              Delinquency                                                                                         Units
               0 -29 days (Current)                                                                              43,123
              30 -59 days                                                                                           412
              60 -89 days                                                                                            77
              91-119 days                                                                                            52
              120+ days                                                                                               2
              Total                                                                                                 543

B.    Delinquency Percentage
              1.   Outstanding Principal Balance for Delinquency >=60 days                                $1,991,720.39
              2.   Portfolio Principal Ending Balance for Collection Period                             $563,486,674.56
              3.   Delinquency Percentage (1/2)                                                                    0.35%

C.    Automobiles Default Information
              1.   Aggregate Principal Balance for Defaulted Receivables                                 $10,918,865.92
              2.   Number of Current Defaulted Loans                                                                 90
              3.   Aggregate Number of Defaulted Loans                                                              738
              4.   Current Default Percentage (Annualized)                                                         1.70%

                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
X.    Portfolio Average Delinquency Ratio
A.    Delinquency Ratio for 2 Collection Periods Prior                                                             0.42%
B.    Delinquency Ratio for Prior Collection Period                                                                0.36%
C.    Delinquency Ratio for Current Collection Period                                                              0.35%
D.    Average Delinquency Ratio ((sum A through C) / 3)                                                            0.38%

XI.   Portfolio Average Net Loss Ratio
              1.  Principal Recoveries of Defaulted Receivable                                              $538,791.53
              2.  Principal Balance of Defaulted Receivable                                               $1,225,289.25
              3.  Average Pool Balance for Collection Period                                            $574,864,883.56
              4.  Net Loss Ratio ((2 - 1) / #3)                                                                    1.43%
              5.  Cumulative Net Principal Loss                                                           $6,825,987.12
              6.  Cumulative Net Loss Ratio                                                                        0.79%

A.    Net Loss Ratio for 2 Collection Periods Prior                                                                1.63%
B.    Net Loss Ratio for Prior Collection Period                                                                   0.96%
C.    Net Loss Ratio for Current Collection Period                                                                 1.43%
D.    Average Net Loss Ratio ((sum A through C) / 3)                                                               1.34%

XII.  Portfolio Information
A.    Weighted Average APR                                                                                        6.770%
B.    Weighted Average Remaining Term                                                                                47
C.    Weighted Average Original Term                                                                                 64
D     Monthly Prepayment Speed (% ABS)                                                                             1.45%
E.    Cumulative Prepayment Speed (% ABS)                                                                          1.20%

                                       NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                            $178,000,000 1.10% Automobile Loan Pass-Through Notes, Class A-1
                            $197,000,000 1.50% Automobile Loan Pass-Through Notes, Class A-2
                            $240,000,000 2.11% Automobile Loan Pass-Through Notes, Class A-3
                            $200,020,000 2.88% Automobile Loan Pass-Through Notes, Class A-4
                             $36,650,000 2.45% Automobile Loan Pass-Through Notes, Class B
                             $10,785,978 2.99% Automobile Loan Pass-Through Notes, Class C
                                           Monthly Servicer Certificate Report
------------------------------------------------------------------------------------------------------------------------
1)  Class A-1 Principal                                                                                           $0.00
    Principal Factor                                                                                          0.0000000

2)  Class A-1 Interest                                                                                            $0.00
    Interest Factor                                                                                           0.0000000
        Total per each individual Class A-1 Note                                                                  $0.00

3)  Class A-2 Principal                                                                                  $21,179,292.54
    Principal Factor                                                                                          0.2005734

4)  Class A-2 Interest                                                                                      $131,992.15
    Interest Factor                                                                                           0.0012500
        Total per each individual Class A-2 Note                                                                $108.18

5)  Class A-3 Principal                                                                                           $0.00
    Principal Factor                                                                                          0.0000000

6)  Class A-3 Interest                                                                                      $422,000.00
    Interest Factor                                                                                           0.0017583
        Total per each individual Class A-3 Note                                                                  $1.76

7)  Class A-4 Principal                                                                                           $0.00
    Principal Factor                                                                                          0.0000000

8)  Class A-4 Interest                                                                                      $480,048.00
    Interest Factor                                                                                           0.0024000
        Total per each individual Class A-4 Note                                                                  $2.40

9)  Class B Principal                                                                                     $1,218,519.15
    Principal Factor                                                                                          0.0388174

10) Class B Interest                                                                                         $64,090.11
    Interest Factor                                                                                           0.0020417
        Total per each individual Class B Note                                                                   $35.00

11) Class C Principal                                                                                       $358,606.30
    Principal Factor                                                                                          0.0388174

12) Class C Interest                                                                                         $23,018.75
    Interest Factor                                                                                           0.0024917
        Total per each individual Class C Note                                                                   $35.38

13) Fees and Compensation paid to Servicer
        (a)  Total                                                                                          $488,535.91
        (b)  Per individual Class A, Class B and Class C Note                                                   $488.54

14) The amount deposited into the Reserve Account                                                                 $0.00

15) Aggregate Unreimbursed Advances
        This Month                                                                                                $0.00
        Previous Month                                                                                            $0.00
        Change From Previous Month                                                                                $0.00

16) (a) Pool Balance after this payment                                                                 $563,486,674.56
    (b) Pool Factor after this payment                                                                        0.6533512
    (c) Pool survival factor after this payment                                                               0.8229877

17) (a) Available Reserve Account Amount                                                                 $10,780,699.73
    (b) Percent of Pool Balance                                                                                    1.84%

18) Required Reserve Account Amount                                                                               $0.00

19) Payment to Certificateholders                                                                           $944,906.80

April 11, 2005


Monthly Servicer's Certificate
National City Bank
National City Auto Receivables Trust 2004-A

The undersigned, a duly authorized representative of National City Bank, as Servicer, pursuant to the Sale and Servicing Agreement (the "Agreement") dated February 1, 2004 between National City Bank, as Seller and Servicer, and The Bank of New York, as Indenture Trustee, does hereby certify as follows:

1) Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

2) National City Bank is, as of the date hereof, the Servicer under the Agreement.

3)   The undersigned is a Responsible Officer.

4)   This Certificate relates to the Payment Date occurring on April 15, 2005.

5) As of the date hereof, the information provided is complete and no Servicer Defaults have occurred.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April, 2005.


NATIONAL CITY BANK
as Servicer


BY:          /s/ Richard G. Zab
             ----------------------------------
NAME:        Richard G. Zab
TITLE:       Senior Vice President

             as Authorized Agent